Exhibit 99.1

Power Integrations Reports Third-Quarter Financial Results

Revenues rose one percent sequentially to $90.1 million; non-GAAP earnings were $0.65 per diluted share; GAAP earnings were $0.52 per diluted share

Cash flow from operations was $30.6 million; company increases share-repurchase authorization by $25 million

SAN JOSE, Calif.--(BUSINESS WIRE)--October 30, 2014--Power Integrations (Nasdaq: POWI) today announced financial results for the quarter ended September 30, 2014. Net revenues for the quarter were $90.1 million, up one percent from the prior quarter and down two percent compared with the third quarter of 2013. GAAP gross margin for the third quarter was 54.4 percent; operating margin was 18.7 percent. Net income for the quarter was $16.1 million or $0.52 per diluted share, compared with $0.54 per diluted share in the prior quarter and $0.54 per diluted share in the third quarter of 2013.

In addition to its GAAP results, the company provided certain non-GAAP financial measures for the third quarter that exclude stock-based compensation expenses, acquisition-related amortization expenses and the accompanying tax effects. Non-GAAP gross margin for the quarter was 55.3 percent; non-GAAP operating margin was 23.0 percent. Non-GAAP net income for the quarter was $19.8 million or $0.65 per diluted share, compared with $0.61 per diluted share in the prior quarter and $0.71 per diluted share in the third quarter of 2013.

Commented Balu Balakrishnan, president and CEO of Power Integrations: “Revenues and earnings increased sequentially, but like many of our industry peers we saw a slowdown in orders over the course of the quarter, resulting in less-than-seasonal sales growth. Revenues from the communications end-market increased by more than 20 percent sequentially, but demand was less than expected across the other end-market categories.

“While our near-term outlook reflects a tepid demand environment, our profitability and cash flow remain healthy, and our strong balance sheet enables us to further expand our share-repurchase program at an opportune moment. We continue to invest for long-term growth, and we remain optimistic about our expanding addressable market, our pipeline of innovative products, and the growing demand for energy-efficiency and renewable energy.”

Additional Highlights

  Cash flow from operations in the third quarter was $30.6 million; cash and investments totaled $213.9 million at quarter-end, up $1.5 million from the end of the prior quarter.
  Power Integrations repurchased approximately 359,000 shares of its common stock during the quarter for $19.5 million. As of September 30, 2014, the company had approximately $34.3 million remaining on its repurchase authorization; in October the company’s board of directors increased the amount authorized by an additional $25 million.
  The company paid a dividend of $0.12 per share on September 30, 2014. A dividend of $0.12 per share will be paid on December 31, 2014, to stockholders of record as of November 28, 2014.
  The company received 23 U.S. patents during the quarter and had 668 U.S. patents at quarter-end.

Financial Outlook

The company issued the following forecast for the fourth quarter of 2014:

  Fourth-quarter revenues are expected to be $86 million plus or minus $3 million.
  Non-GAAP gross margin is expected to be approximately 54 percent. (Excludes approximately $0.2 million of stock-based compensation and $0.6 million of amortization of acquisition-related intangibles.) GAAP gross margin is expected to be approximately 53 percent.
  Non-GAAP operating expenses are expected to be between $29.5 million and $30 million. (Excludes approximately $3.6 million of stock-based compensation and $0.6 million of amortization of acquisition-related intangibles.) GAAP operating expenses are expected to be between $33.7 million and $34.2 million.

Conference Call Today at 1:45 p.m. Pacific Time

Power Integrations management will hold a conference call today at 1:45 p.m. Pacific time. Members of the investment community can join the call by dialing 1-647-788-4901. The call will be available via a live and archived webcast on the investor section of the company's website, http://investors.powerint.com.

About Power Integrations

Power Integrations, Inc. is a Silicon Valley-based supplier of high-performance electronic components used in high-voltage power-conversion systems. The company’s integrated circuits and diodes enable compact, energy-efficient AC-DC power supplies for a vast range of electronic products including mobile devices, TVs, PCs, appliances, smart utility meters and LED lights. CONCEPT IGBT drivers enhance the efficiency, reliability and cost of high-power applications such as industrial motor drives, solar and wind energy systems, electric vehicles and high-voltage DC transmission. Since its introduction in 1998, Power Integrations’ EcoSmart® energy-efficiency technology has prevented billions of dollars’ worth of energy waste and millions of tons of carbon emissions. Reflecting the environmental benefits of the company’s products, Power Integrations’ stock is included in the NASDAQ® Clean Edge® Green Energy Index, The Cleantech Index®, and the Ardour Global IndexSM. For more information, including design-support tools and resources, please visit www.powerint.com; visit Power Integrations’ Green Room for a comprehensive guide to energy-efficiency standards around the world.

Note Regarding Use of Non-GAAP Financial Measures

In addition to the company's consolidated financial statements, which are presented according to GAAP, the company provides certain non-GAAP financial information that excludes stock-based compensation expenses recorded under Accounting Standard Codification 718-10, amortization of acquisition-related intangible assets, a 2013 gain related to asset sales, the tax effects of these items, and a tax benefit recognized in the second quarter of 2014. The company uses these non-GAAP measures in its own financial and operational decision-making processes and, with respect to one measure, in setting performance targets for employee-compensation purposes. Further, the company believes that these non-GAAP measures offer an important analytical tool to help investors understand the company’s core operating results and trends, and to facilitate comparability with the operating results of other companies that provide similar non-GAAP measures. These non-GAAP measures have certain limitations as analytical tools and are not meant to be considered in isolation or as a substitute for GAAP financial information. For example, stock-based compensation is an important component of the company’s compensation mix, and will continue to result in significant expenses in the company’s GAAP results for the foreseeable future, but is not reflected in the non-GAAP measures. Also, other companies, including companies in Power Integrations’ industry, may calculate non-GAAP measures differently, limiting their usefulness as comparative measures.

Note Regarding Forward-Looking Statements

The statements in this press release relating to the company’s projected fourth-quarter financial performance and its optimism about its expanding addressable market, pipeline of innovative products, and the growing demand for energy-efficiency and renewable energy, are forward-looking statements reflecting management's current expectations and beliefs. These forward-looking statements are based on current information that is, by its nature, subject to rapid and even abrupt change. Due to risks and uncertainties associated with the company's business, actual results could differ materially from those projected or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to: changes in global macroeconomic conditions, which may impact the level of demand for the company’s products; potential changes and shifts in customer demand away from end products that utilize the company's integrated circuits to end products that do not incorporate the company's products; the effects of competition, which may cause the company to decrease its selling prices for its products; the outcome and cost of patent litigation, which may affect sales of the company’s products or could result in higher expenses and charges than currently expected; unforeseen costs and expenses; and unfavorable fluctuations in component costs resulting from changes in commodity prices and/or the exchange rate between the U.S. dollar and the Japanese yen. In addition, new product introductions and design wins are subject to the risks and uncertainties that typically accompany development and delivery of complex technologies to the marketplace, including product development delays and defects and market acceptance of the new products. These and other risk factors that may cause actual results to differ are more fully explained under the caption “Risk Factors” in the company's most recent Quarterly Report on Form 10-Q, filed with the Securities and Exchange Commission (SEC) on July 31, 2014. The company is under no obligation (and expressly disclaims any obligation) to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise, except as otherwise required by the rules and regulations of the SEC.

Power Integrations, EcoSmart and the Power Integrations logo are trademarks or registered trademarks of Power Integrations, Inc. All other trademarks are property of their respective owners.

POWER INTEGRATIONS, INC.
CONSOLIDATED STATEMENTS OF INCOME
(in thousands, except per-share amounts)

	Three Months Ended			Nine Months Ended
	September 30, 2014	June 30, 2014	September 30, 2013	September 30, 2014	September 30, 2013
NET REVENUES	$90,144	$88,985	$91,715	$262,202	$256,677

COST OF REVENUES	41,092	40,249	42,941	118,437	121,832

GROSS PROFIT	49,052	48,736	48,774	143,765	134,845

OPERATING EXPENSES:
Research and development	13,458	14,366	12,984	41,314	38,745
Sales and marketing	10,935	11,434	10,091	33,344	29,992
General and administrative	7,155	7,813	7,984	22,614	23,784
Amortization of acquisition-related intangible assets	629	798	1,121	2,562	3,365
Total operating expenses	32,177	34,411	32,180	99,834	95,886

INCOME FROM OPERATIONS	16,875	14,325	16,594	43,931	38,959

Gain on sale of assets held for sale	-	-	-	-	497
Other income, net	381	198	82	836	367

INCOME BEFORE PROVISION (BENEFIT) FOR INCOME TAXES	17,256	14,523	16,676	44,767	39,823

PROVISION (BENEFIT) FOR INCOME TAXES	1,145	(2,193)	22	(423)	(1,406)

NET INCOME	$16,111	$16,716	$16,654	$45,190	$41,229

EARNINGS PER SHARE:
Basic	$0.54	$0.55	$0.56	$1.50	$1.41
Diluted	$0.52	$0.54	$0.54	$1.46	$1.36

SHARES USED IN PER-SHARE CALCULATION:
Basic	30,013	30,310	29,762	30,186	29,235
Diluted	30,757	31,110	30,652	31,053	30,237

SUPPLEMENTAL INFORMATION:

Stock-based compensation expenses included in:
Cost of revenues	$131	$298	$296	$648	$824
Research and development	971	1,339	1,485	3,522	4,231
Sales and marketing	779	864	964	2,578	2,588
General and administrative	699	1,674	1,446	3,922	4,512
Total stock-based compensation expense	$2,580	$4,175	$4,191	$10,670	$12,155

Cost of revenues includes:
Amortization of acquisition-related intangible assets	$645	$645	$645	$1,935	$1,935

General & administrative expenses include:
Patent-litigation expenses	$1,529	$1,127	$1,667	$3,842	$3,873

REVENUE MIX BY END MARKET
Communications	18%	15%	21%	17%	21%
Computer	11%	12%	10%	11%	10%
Consumer	36%	38%	34%	37%	35%
Industrial	35%	35%	35%	35%	34%

POWER INTEGRATIONS, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP RESULTS
(in thousands, except per-share amounts)

	Three Months Ended			Nine Months Ended
	September 30, 2014	June 30, 2014	September 30, 2013	September 30, 2014	September 30, 2013
RECONCILIATION OF GROSS PROFIT
GAAP gross profit	$49,052	$48,736	$48,774	$143,765	$134,845
GAAP gross profit margin	54.4%	54.8%	53.2%	54.8%	52.5%

Stock-based compensation included in cost of revenues	131	298	296	648	824
Amortization of acquisition-related intangible assets	645	645	645	1,935	1,935

Non-GAAP gross profit	$49,828	$49,679	$49,715	$146,348	$137,604
Non-GAAP gross profit margin	55.3%	55.8%	54.2%	55.8%	53.6%

RECONCILIATION OF OPERATING EXPENSES
GAAP operating expenses	$32,177	$34,411	$32,180	$99,834	$95,886

Less: Stock-based compensation expense included in operating expenses
Research and development	971	1,339	1,485	3,522	4,231
Sales and marketing	779	864	964	2,578	2,588
General and administrative	699	1,674	1,446	3,922	4,512
Total	2,449	3,877	3,895	10,022	11,331

Amortization of acquisition-related intangible assets	629	798	1,121	2,562	3,365

Non-GAAP operating expenses	$29,099	$29,736	$27,164	$87,250	$81,190

RECONCILIATION OF INCOME FROM OPERATIONS
GAAP income from operations	$16,875	$14,325	$16,594	$43,931	$38,959
GAAP operating margin	18.7%	16.1%	18.1%	16.8%	15.2%

Add: Total stock-based compensation	2,580	4,175	4,191	10,670	12,155
Amortization of acquisition-related intangible assets	1,274	1,443	1,766	4,497	5,300

Non-GAAP income from operations	$20,729	$19,943	$22,551	$59,098	$56,414
Non-GAAP operating margin	23.0%	22.4%	24.6%	22.5%	22.0%

RECONCILIATION OF PROVISION (BENEFIT) FOR INCOME TAXES
GAAP provision (benefit) for income taxes	$1,145	$(2,193)	$22	$(423)	$(1,406)
GAAP effective tax rate	6.6%	-15.1%	0.1%	-0.9%	-3.5%

Benefit associated with tax settlement	-	(3,331)	-	(3,331)	-
Tax effect of other adjustments to GAAP results	(120)	(115)	(776)	(783)	(3,873)

Non-GAAP provision for income taxes	$1,265	$1,253	$798	$3,691	$2,467
Non-GAAP effective tax rate	6.0%	6.2%	3.5%	6.2%	4.3%

RECONCILIATION OF NET INCOME PER SHARE (DILUTED)
GAAP net income	$16,111	$16,716	$16,654	$45,190	$41,229

Adjustments to GAAP net income
Stock-based compensation	2,580	4,175	4,191	10,670	12,155
Amortization of acquisition-related intangible assets	1,274	1,443	1,766	4,497	5,300
Gain on sale of assets held for sale	-	-	-	-	(497)
Benefit associated with tax settlement	-	(3,331)	-	(3,331)	-
Tax effect of items excluded from non-GAAP results	(120)	(115)	(776)	(783)	(3,873)

Non-GAAP net income	$19,845	$18,888	$21,835	$56,243	$54,314

Average shares outstanding for calculation
of non-GAAP income per share (diluted)	30,757	31,110	30,652	31,053	30,237

Non-GAAP net income per share (diluted)	$0.65	$0.61	$0.71	$1.81	$1.80

GAAP income per share	$0.52	$0.54	$0.54	$1.46	$1.36

POWER INTEGRATIONS, INC.
CONSOLIDATED BALANCE SHEETS
(in thousands)

	September 30, 2014	June 30, 2014	December 31, 2013
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$60,720	$79,060	$92,928
Short-term marketable securities	153,144	133,354	109,179
Accounts receivable	10,381	16,443	12,389
Inventories	56,958	51,269	42,235
Deferred tax assets	2,103	2,011	2,059
Prepaid expenses and other current assets	8,773	13,590	18,632
Total current assets	292,079	295,727	277,422

PROPERTY AND EQUIPMENT, net	96,506	91,368	90,141
INTANGIBLE ASSETS, net	36,873	36,960	40,334
GOODWILL	80,599	80,599	80,599
DEFERRED TAX ASSETS	9,472	8,904	9,449
OTHER ASSETS	3,887	4,031	3,476
Total assets	$519,416	$517,589	$501,421

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$24,777	$22,802	$20,772
Accrued payroll and related expenses	8,834	8,786	8,900
Taxes payable	2,753	2,054	2,266
Deferred taxes	1,103	1,110	943
Deferred income on sales to distributors	18,744	19,128	15,727
Other accrued liabilities	2,224	1,701	1,810
Total current liabilities	58,435	55,581	50,418

LONG-TERM LIABILITIES
Income taxes payable	2,722	2,397	6,885
Deferred taxes	4,397	4,647	5,273
Other liabilities	2,229	2,301	2,159
Total liabilities	67,783	64,926	64,735

STOCKHOLDERS' EQUITY:
Common stock	29	30	30
Additional paid-in capital	203,076	216,337	223,660
Accumulated other comprehensive loss	(474)	(190)	(470)
Retained earnings	249,002	236,486	213,466
Total stockholders' equity	451,633	452,663	436,686
Total liabilities and stockholders' equity	$519,416	$517,589	$501,421

POWER INTEGRATIONS, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Three Months Ended			Nine Months Ended
	Sept. 30, 2014	June 30, 2014	Sept. 30, 2013	Sept. 30, 2014	Sept. 30, 2013
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$16,111	$16,716	$16,654	$45,190	$41,229
Adjustments to reconcile net income to cash provided by operating activities
Depreciation	4,002	3,876	4,094	11,849	12,062
Amortization of intangible assets	1,349	1,518	1,842	4,723	5,526
Loss on disposal of property and equipment	11	-	-	170	17
Gain on sale of assets held for sale	-	-	-	-	(497)
Stock-based compensation expense	2,580	4,175	4,191	10,670	12,155
Amortization of premium on marketable securities	481	421	221	1,296	472
Deferred income taxes	(917)	(3,729)	(2,418)	(782)	(4,806)
Increase (decrease) in accounts receivable allowances	90	-	26	75	(127)
Excess tax benefit from employee stock plans	(224)	(213)	-	(437)	-
Tax benefit associated with employee stock plans	451	364	-	815	-
Change in operating assets and liabilities:
Accounts receivable	5,972	(22)	646	1,933	(7,648)
Inventories	(5,693)	(3,294)	2,938	(14,639)	4,359
Prepaid expenses and other assets	4,655	3,475	(3,603)	9,955	1,595
Accounts payable	639	782	(505)	2,509	2,952
Taxes payable and other accrued liabilities	1,486	881	3,088	(3,257)	2,608
Deferred income on sales to distributors	(384)	1,285	1,827	3,017	5,311
Net cash provided by operating activities	30,609	26,235	29,001	73,087	75,208

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	(7,509)	(5,420)	(4,358)	(17,394)	(11,250)
Proceeds from sale of property and equipment	-	-	-	-	36
Proceeds from sale of assets held for sale	-	-	-	-	959
Other assets	(1,261)	-	-	(1,261)	-
Purchases of marketable securities	(20,518)	-	(51,048)	(45,269)	(96,271)
Proceeds from maturities of marketable securities	-	-	8,600	-	25,450
Net cash used in investing activities	(29,288)	(5,420)	(46,806)	(63,924)	(81,076)

CASH FLOWS FROM FINANCING ACTIVITIES
Net proceeds from issuance of common stock	3,237	2,822	12,889	13,104	27,638
Repurchase of common stock	(19,527)	(25,731)	-	(45,258)	-
Payments of dividends to stockholders	(3,595)	(3,026)	(2,392)	(9,654)	(7,046)
Excess tax benefit from employee stock plans	224	213	-	437	-
Net cash provided by (used in) financing activities	(19,661)	(25,722)	10,497	(41,371)	20,592

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(18,340)	(4,907)	(7,308)	(32,208)	14,724

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	79,060	83,967	85,426	92,928	63,394

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$60,720	$79,060	$78,118	$60,720	$78,118

CONTACT:
Power Integrations, Inc.
Joe Shiffler, 408-414-8528
jshiffler@powerint.com